SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 1998


                                 GARGOYLES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       WASHINGTON                    0-21355                    91-1247269
(STATE OF INCORPORATION)          (COMMISSION                (IRS EMPLOYER
                                  FILE NUMBER)             IDENTIFICATION NO.)


                             5866 South 194th Street
                             KENT, WASHINGTON 98032
                                 (425) 921-3600
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


ITEM 5.  OTHER EVENTS

     On July 1, 1998, Gargoyles, Inc. (Nasdaq: GOYL) reported that it intends to close its London office by the end of July, 1998. All of the Company's international sales efforts, including its European sales, will be managed and serviced from the Company's headquarters in Kent, Washington. The Company's London office was opened in late 1996 and was responsible for approximately 2.9 and 4.3 percent of the Company's sales in 1997 and first quarter 1998, respectively. Costs associated with the Company's European operations totaled $2,432,000 and $580,000 in 1997 and first quarter 1998, respectively. The extent of savings resulting from the closing cannot be predicted with certainty. The Company anticipates recording a charge to earnings from the closure.

     Bruce Meckling, Senior Vice President Sales and former Company Vice President, International has resigned effective July 3, 1998. When asked about his departure and what was next for him, Mr. Meckling said, "I have been working in the optical industry for 18 years without a break. It's time to re-charge my batteries. I have been living in Europe for a long time, and my wife and I are looking forward to spending time getting to know Seattle and the Northwest. Gargoyles, Inc. has some excellent brand names, and those brands are being managed by people who understand them well. The Company's European business is largely through distributors and key accounts, and I am confident the European accounts can be managed effectively from the Company's headquarters in Washington state."

     The Company also announced that a federal district court in Massachusetts has ruled that product produced by the Aearo Corporation infringes the Company's dual lens toric curve patent. The Company's patent infringement case against Aearo has been pending since November 1996, and trial is expected to be scheduled for early 1999. We believe the only significant issues now left for trial include the extent of damages to be awarded to the Company resulting from Aearo's patent infringement and whether the Company's dual lens toric curve patent was validly issued. "We are very pleased with the results in this case and are confident about the Company's chances at trial," said Leo Rosenberger, the Company's Chief Executive Officer and Chief Financial Officer. "The patent's validity was the subject of significant scrutiny in a similar patent infringement case the Company won in 1995 against the U.S. Government, so the only significant issue left for trial should be the damage award." As a result of the U.S. Government case, the Company collects a royalty of 10% on all infringing product purchased by the government. In the Aearo trial, the Company will seek to collect not only reasonable royalties but also lost profits. The court ruling is subject to appeal.

     The Company's patented dual lens toric curve technology was first used by the Company in 1983 and remains a significant feature of the Company's Gargoyles Performance Eyewear branded products and permits the Company to produce extreme wraparound sunglass designs with wide coverage without sacrificing overall optical clarity or introducing distortion.

     The quality of the Company's Gargoyles brand products is evidenced by the Company's receipt in recent months of certification for its products under various domestic and international quality and performance standards. In late 1997, the Gargoyles Classic style surpassed ANSI Z87 standards, qualifying the Classic products to be sold in domestic industrial markets. In 1998, the Gargoyles Classic also met European Community standard EN166 with Class 1 optics for protective eyewear. The EN166 standard for industrial eyewear is more rigorous than the ANSI Z98 standard and is used in most international markets. The EN166, Class 1 status opens the door for international distribution of the Company's protective eyewear products. In addition, the Gargoyles Classic recently achieved STANAG 2920 ballistics approval, qualifying the product for use by NATO armed forces. "These certifications will not only strengthen the position of the Gargoyles brand in the sunglass industry, but also will allow us to sell our product in other markets," stated Nicole Junod, General Manager of the Gargoyles brand.

     The Company's common stock is presently quoted on the Nasdaq National Market. The Company's net tangible assets, calculated as of March 31, 1998, do not meet the requirements for continued listing on either the Nasdaq National Market or the Nasdaq SmallCap Market. Failure to satisfy the net tangible asset requirement may result in delisting of the common stock from Nasdaq. Trading could continue in the Nasdaq over-the-counter market, but investors might find it more difficult to trade in the common stock or to obtain accurate information concerning market prices of the common stock. Representatives of the Company appeared before a Nasdaq delisting hearing panel and presented a plan for meeting the Nasdaq National Market listing requirements. The Company representative asked Nasdaq to delay the delisting to give the Company sufficient time to execute on its plan to meet the Nasdaq requirements. The matter is under consideration by the Nasdaq delisting panel, but there can be no assurance that any extension of time will be granted by the panel. The panel's decision is expected at any time.

     Gargoyles, Inc. is a designer and distributor of a broad range of sunglasses and eyewear products headquartered in Kent, Washington. The Company also has operations in New York State and offices in San Francisco.

     This press release contains forward-looking statements concerning the Company's expectations with respect to the planned closing of the London office and its anticipated effects on operations and results of operations and the Company's views as to the anticipated course of and issues to be considered in the Aearo litigation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, factors described in this press release and those involving business cycles and developments involving consumer products in general and the sunglass industry in particular, the Company's continuing ability to manage relationships with particular customers, the need for continued cooperation of the Company's vendors and its bank, the Company's ability to obtain financing in a timely manner and on acceptable terms, the Company's abilities to reduce expenses as anticipated, and other factors, including those described in the Company's filings with the Securities and Exchange Commission. In the case of the Aearo litigation, such factors also include the uncertainty inherent in the litigation process and the rights of the parties to appeal. The Company undertakes no obligation to update forward-looking statements to reflect changes in circumstances or changes in the views, estimates or opinions of management that occur after the statements are made. Because of the inherent uncertainty of forward-looking statements and because circumstances or management's views, estimates and opinions may change, investors are cautioned not to place undue reliance on forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     99.1 Press Release or Registrant dated July 1, 1998





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 2, 1998

                         GARGOYLES, INC.



                         By: /s/ LEO ROSENBERGER
                             -------------------
                             Leo Rosenberger
                             Chief Executive Officer,
                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Exhibit Description

     99.1           Press Release of Registrant dated July 1, 1998

                                                                    EXHIBIT 99.1


                   GARGOYLES REPORTS CLOSING OF LONDON OFFICE;
                     FAVORABLE DECISION IN AEARO LITIGATION

     Kent, Washington: July 1, 1998 - Gargoyles, Inc. (Nasdaq: GOYL) today reported that it intends to close its London office by the end of July, 1998. All of the Company's international sales efforts, including its European sales, will be managed and serviced from the Company's headquarters in Kent, Washington. The Company's London office was opened in late 1996 and was responsible for approximately 2.9 and 4.3 percent of the Company's sales in 1997 and first quarter 1998, respectively. Costs associated with the Company's European operations totaled $2,432,000 and $580,000 in 1997 and first quarter 1998, respectively. The extent of savings resulting from the closing cannot be predicted with certainty. The Company anticipates recording a charge to earnings from the closure.

     Bruce Meckling, Senior Vice President Sales and former Company Vice President, International has resigned effective July 3, 1998. When asked about his departure and what was next for him, Mr. Meckling said, "I have been working in the optical industry for 18 years without a break. It's time to re-charge my batteries. I have been living in Europe for a long time, and my wife and I are looking forward to spending time getting to know Seattle and the Northwest. Gargoyles, Inc. has some excellent brand names, and those brands are being managed by people who understand them well. The Company's European business is largely through distributors and key accounts, and I am confident the European accounts can be managed effectively from the Company's headquarters in Washington state."

     The Company also announced that a federal district court in Massachusetts has ruled that product produced by the Aearo Corporation infringes the Company's dual lens toric curve patent. The Company's patent infringement case against Aearo has been pending since November 1996, and trial is expected to be scheduled for early 1999. We believe the only significant issues now left for trial include the extent of damages to be awarded to the Company resulting from Aearo's patent infringement and whether the Company's dual lens toric curve patent was validly issued. "We are very pleased with the results in this case and are confident about the Company's chances at trial," said Leo Rosenberger, the Company's Chief Executive Officer and Chief Financial Officer. "The patent's validity was the subject of significant scrutiny in a similar patent infringement case the Company won in 1995 against the U.S. Government, so the only significant issue left for trial should be the damage award." As a result of the U.S. Government case, the Company collects a royalty of 10% on all infringing product purchased by the government. In the Aearo trial, the Company will seek to collect not only reasonable royalties but also lost profits. The court ruling is subject to appeal.

     The Company's patented dual lens toric curve technology was first used by the Company in 1983 and remains a significant feature of the Company's Gargoyles Performance Eyewear branded products and permits the Company to produce extreme wraparound sunglass designs with wide coverage without sacrificing overall optical clarity or introducing distortion.

     The quality of the Company's Gargoyles brand products is evidenced by the Company's receipt in recent months of certification for its products under various domestic and international quality and performance standards. In late 1997, the Gargoyles Classic style surpassed ANSI Z87 standards, qualifying the Classic products to be sold in domestic industrial markets. In 1998, the Gargoyles Classic also met European Community standard EN166 with Class 1 optics for protective eyewear. The EN166 standard for industrial eyewear is more rigorous than the ANSI Z98 standard and is used in most international markets. The EN166, Class 1 status opens the door for international distribution of the Company's protective eyewear products. In addition, the Gargoyles Classic recently achieved STANAG 2920 ballistics approval, qualifying the product for use by NATO armed forces. "These certifications will not only strengthen the position of the Gargoyles brand in the sunglass industry, but also will allow us to sell our product in other markets," stated Nicole Junod, General Manager of the Gargoyles brand.

     The Company's common stock is presently quoted on the Nasdaq National Market. The Company's net tangible assets, calculated as of March 31, 1998, do not meet the requirements for continued listing on either the Nasdaq National Market or the Nasdaq SmallCap Market. Failure to satisfy the net tangible asset requirement may result in delisting of the common stock from Nasdaq. Trading could continue in the Nasdaq over-the-counter market, but investors might find it more difficult to trade in the common stock or to obtain accurate information concerning market prices of the common stock. Representatives of the Company appeared before a Nasdaq delisting hearing panel and presented a plan for meeting the Nasdaq National Market listing requirements. The Company representative asked Nasdaq to delay the delisting to give the Company sufficient time to execute on its plan to meet the Nasdaq requirements. The matter is under consideration by the Nasdaq delisting panel, but there can be no assurance that any extension of time will be granted by the panel. The panel's decision is expected at any time.

     Gargoyles, Inc. is a designer and distributor of a broad range of sunglasses and eyewear products headquartered in Kent, Washington. The Company also has operations in New York State and offices in San Francisco.

     This press release contains forward-looking statements concerning the Company's expectations with respect to the planned closing of the London office and its anticipated effects on operations and results of operations and the Company's views as to the anticipated course of and issues to be considered in the Aearo litigation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, factors described in this press release and those involving business cycles and developments involving consumer products in general and the sunglass industry in particular, the Company's continuing ability to manage relationships with particular customers, the need for continued cooperation of the Company's vendors and its bank, the Company's ability to obtain financing in a timely manner and on acceptable terms, the Company's abilities to reduce expenses as anticipated, and other factors, including those described in the Company's filings with the Securities and Exchange Commission. In the case of the Aearo litigation, such factors also include the uncertainty inherent in the litigation process and the rights of the parties to appeal. The Company undertakes no obligation to update forward-looking statements to reflect changes in circumstances or changes in the views, estimates or opinions of management that occur after the statements are made. Because of the inherent uncertainty of forward-looking statements and because circumstances or management's views, estimates and opinions may change, investors are cautioned not to place undue reliance on forward-looking statements.


Contact:
Gargoyles, Inc. - Leo Rosenberger, CEO and CFO, 425-921-3600 ext. 3405 or Cynthia Pope, VP and General Counsel, 425-921-3600 ext. 3404.